Dear Sirs:

     As the principal underwriter of shares of certain registered investment companies presently or hereafter managed, advised or administered by Harris Trust and Savings Bank or its affiliates, shares of which companies are distributed by us at their respective net asset values plus sales charges as applicable, pursuant to our Distribution Agreements with such companies (the "Funds"), we invite you, a "bank" (as such term is defined in Section 3(a)(6) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to participate as a non-exclusive agent in the distribution of shares of any and all of the Funds upon the following terms and conditions:

1. You are to offer and sell such shares only at the public offering prices that shall be currently in effect, in accordance with the terms of the then current prospectuses and statements of additional information of the Funds subject in each case to the delivery prior to or at the time of such sales of the then current prospectus. You agree to act only as agent in such transactions and nothing in this Agreement shall constitute either of us the agent of the other or shall constitute you or the Fund the agent of the other. In all transactions in these shares between you and us, we are acting as agent for the Fund and not as principal. All orders are subject to acceptance by us and become effective only upon confirmation by us. We reserve the right in our sole discretion to reject any order. The minimum dollar purchase of shares of the Funds shall be the applicable minimum amounts described in the then current prospectuses and statements of additional information and no order for less than such amounts will be accepted.

2. On each purchase of shares by you from us, the total sales charges and discount to selected dealer, if any, shall be as stated in each Fund's then current prospectus and statement of additional information ("SAI"). For a Fund with a contingent deferred sales charge, you will receive from us (or a paying agent appointed by us) a commission in the amount stated in the Fund's current SAI.

     Such sales charges and discount to selected dealers are subject to reductions under a variety of circumstances as described in each Fund's then current prospectus and statement of additional information. To obtain these reductions, we must be notified when the sale takes place which would qualify for the reduced charge.

     There is no sales charge or discount to selected dealers on the reinvestment of any dividends or distributions.

3. All purchases of shares of a Fund made under any cumulative purchase privilege as set forth in a Fund's then current effective Prospectus shall be considered an individual transaction for the purpose of determining the concession from the public offering price to which you are entitled as set forth in paragraph 2 hereof.

4. As an authorized agent to sell shares of the Fund, you agree to purchase shares of the Funds only through us or from your customers. Purchases through us shall be made only for your own investment purposes or for the purpose of covering purchase orders already received from your customers, and we agree that we will not place orders for the purchase of shares from a Fund except to cover purchase orders already received by us. Purchases from your customers shall be at a price not less than the net asset value quoted by each such Fund at the time of such purchase. Nothing herein contained shall prevent you from selling any shares of a Fund for the account of a record holder to us or to such Fund at the net asset value quoted by us and charging your customer a fair commission for handling the transaction.

5. You agree that you will not withhold placing customers' orders so as to profit yourself as a result of such withholding. You further agree that, with respect to a Fund that offers more than one class of shares, (a) you are responsible for determining which class of that Fund's shares is a suitable investment for your client and (b) with respect to each purchase you represent and warrant such suitability to us.

6. You agree to sell shares of the Funds only (a) to your customers at the public offering prices then in effect or (b) to us as agent for the Funds or to each such Fund itself at the redemption price, as described in each Fund's then current effective Prospectus.

7. Settlement shall be made promptly, but in no case later than the time customary for such payments after our acceptance of the order or, if so specified by you, we will make delivery by draft on you, the amount of which draft you agree to pay on presentation to you. If payment is not so received or made, the right is reserved forthwith to cancel the sale or at our option to resell the shares to the applicable Fund, at the then prevailing net asset value in which latter case you agree to be responsible for any loss resulting to such Fund or to us from your failure to make payment as aforesaid.

8. If any shares sold to you under the terms of this Agreement are repurchased by a Fund or by us as agent, or for the account of that Fund or are tendered to that Fund for purchase at liquidating value under the terms of the Agreement and Declaration of Trust or other document governing such Fund within seven (7) business days after the date of confirmation to you of your original purchase order therefor, you agree to pay forthwith to us the full amount of the concession allowed to you on the original sale and we agree to pay such amount to the Fund when received by us. We shall notify you of such repurchase within ten (10) days of the effective date of such repurchase.

9. All sales will be subject to receipt of shares by us from the Funds. We reserve the right in our discretion, without notice to you, to suspend sales or withdraw the offering of shares entirely, or to modify or cancel this Agreement. We will notify you promptly when we become aware that the Funds have suspended sales or withdrawn their offering of shares.

10. From time to time during the term of this Agreement we may make payments to you pursuant to one or more of the distribution and/or service plans adopted by certain of the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act") in consideration of your furnishing distribution and/or shareholder services hereunder with respect to each such Fund (each, a "Plan, " together, the "Plans"). We have no obligation to make any such payments and you hereby waive any such payments until we receive monies therefor from the Fund. Any such payments made pursuant to this Section 10 shall be subject to the following terms and conditions:

     (a) Any such payments shall be in such amounts as we may from time to time advise you in writing but in any event not in excess of the amounts permitted by the plan in effect with respect to each particular Fund and will be based on the dollar amount of Fund shares which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Funds or their agents, designate your firm as the customer's dealer of record. Any such payments shall be in addition to the selling concession, if any, allowed to you pursuant to this Agreement. No such fee will be paid to you with respect to shares purchased by you and redeemed by the funds or by us as agent within seven business days after the dates of confirmation of such purchase.

     (b) The provisions of this Section 10 relate to the plan adopted by a particular Fund pursuant to Rule 12b-1. In accordance with Rule 12b-1, any person authorized to direct the disposition of monies paid or payable by a Fund pursuant to this Section 10 shall provide the Fund's Board, and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. You agree to provide us with such information as requested from time to time in order for us to fulfill our obligations under this Agreement and under the Plans to provide the Boards of the Funds with the required information on at least a quarterly basis.

     (c) (i) In accordance with the Service Plan for N Shares of the Money Market Funds ("Money Funds' N Shares Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"), fees to be paid to you pursuant to the Money Funds' N Shares Plan shall be computed daily and paid monthly at an annual rate of 0.10% of the average daily net asset value of N Shares held by you on behalf of your customers.

        (ii) In accordance with the Service Plan for A Shares of the Funds ("A Shares Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"), fees to be paid to you pursuant to the A Shares Plan shall be computed daily and paid quarterly at an annual rate of up to 0.25% of the average daily net asset value of A Shares held by you on behalf of your customers.

     (d) The provisions of this Section 10 applicable to each Fund shall remain in effect for not more than a year and thereafter for successive annual periods only so long as such continuance is specifically approved at least annually in conformity with Rule 12b-1 and the Act. The provisions of this
     Section 10 shall automatically terminate with respect to a particular Plan, in the event such Plan terminates or is not continued or in the event this Agreement terminates or ceases to remain in effect. In addition, the provisions of this Section 10 may be terminated at any time, without penalty, with respect to any particular Plan by you, by a majority of the Board of a Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the particular Plan or in any agreements related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days' nor less than 30 days' written notice delivered or mailed by registered mail, postage prepaid, to the other party.

11. No person is authorized to make any representations concerning the Funds or shares of the Funds except those contained in each Fund's then current effective Prospectus or Statement of Additional Information and any such information as may be released by a Fund as information supplemental to such Prospectus or Statement of Additional Information. In purchasing shares through us you shall rely solely on the representations contained in each Fund's then current effective prospectus or statement of additional information and supplemental information above-mentioned. In addition, in making Fund shares available to your customers hereunder or in providing investment advice regarding such shares to your customers, you shall at all times act in compliance with the Interagency Statement on Retail Sales of Non-deposit Investment Products issued by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, and the Office of Thrift Supervision (February 15, 1994) or any successor interagency requirements as in force at the time such services are provided.

12. Additional copies of each such Prospectus or Statement of Additional Information and any printed information issued as supplemental to each such Prospectus or Statement of Additional Information will be supplied by us to you in reasonable quantities upon request.

13. We, our affiliates and the Funds shall not be liable for any losses, expenses, damages, costs or other claims arising out of any redemption or exchange pursuant to telephone instructions from any person, or our refusal to execute such instructions for any reason.

14. All notices or other communications hereunder to either party shall be in writing and shall be deemed sufficient if mailed to such party at the address of such party set forth on page 4 of this Agreement or at such other addresses as such party designate by written notice to the other, or by telex, telecopier, or telegram or similar means of same day delivery (with a confirming copy by mail as provided herein).

15. This Agreement may be terminated upon written notice by either party at any time, and shall automatically terminate upon its attempted assignment by you, whether by operation of law or otherwise.

     16. You hereby represent that: (a) you are a "bank" as such term is defined in Section 3(a)(6) of the Exchange Act; (b) you are a duly organized and validly existing "bank" in good standing under the laws of the jurisdiction in which you were organized; (c) all authorizations (if any) required for your lawful execution of this Agreement and your performance hereunder have been obtained; and (d) upon execution and delivery by us, and assuming due and valid execution and delivery by us, this Agreement will constitute a valid and binding agreement, enforceable against you in accordance with its terms. You agree to give written notice to us promptly in the event that you shall cease to be a "bank" as such term is defined in Section 3(a)(b) of the Exchange Act. In such event, this Agreement shall be automatically terminated upon written notice.

     If you are offering and selling shares of the Funds in jurisdictions outside the several states, territories, and possessions of the United States and are not otherwise required to be registered, qualified, or a member of the National Association of Securities Dealers, Inc., as set forth above, you nevertheless agree to observe the applicable laws of the jurisdiction in which such offer and/or sale is made, to comply with the full disclosure requirements of the Securities Act of 1933 and the regulations promulgated thereunder, to conduct your business in accordance with the spirit of the Code of Conduct of the National Association of Securities Dealers, Inc. You agree to indemnify and hold the Funds, their investment advisor, and us harmless from loss or damage resulting from any failure on your part to comply with applicable laws. We agree to indemnify you, your officers, directors, employees, and agents, against any loss or damage, including reasonable attorneys' fees, for any material misstatement or omission in the prospectus, statement of additional information, approved sales literature, or approved advertisement for the Funds.


17. You agree to maintain records of all sales of shares made through you and to furnish us with copies of each record on request.

18. This Agreement and all amendments to this Agreement shall take effect with respect to and on the date of any orders placed by you after the date set forth below or, as applicable, after the date of the notice of amendment sent to you by the undersigned. Any amendment to this Agreement may be made unilaterally by us upon written notification to you.

19. This Agreement shall be construed in accordance with the laws of the State of Delaware and shall be binding upon both parties hereto when signed and accepted by you in the space provided below.

FOR PROVIDENT DISTRIBUTORS, INC.
3200 HORIZON DRIVE
KING OF PRUSSIA, PA 19406

_______________________________________            ______________
Its:                                                   Date


FOR:  _________________________________


_______________________________________
Address of Principal Office


_______________________________________
City, State, Zip Code


BY:____________________________________ ITS:__________________   ____________
         Authorized Signature                    Title               Date


_______________________________________
         Print Name

Dear Sirs:

     As the principal underwriter of shares of certain registered investment companies presently or hereafter managed, advised or administered by Harris Trust and Savings Bank or its affiliates, shares of which companies are distributed by us at their respective net asset values plus sales charges as applicable, pursuant to our Distribution Agreements with such companies (the "Funds"), we invite you, an "investment adviser" (as such term is defined in
Section 3(a)(20) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 202(a)(11) of the Investment Advisers Act of 1940, as amended (the "Advisers Act")), to participate as a non-exclusive agent in the distribution of shares of any and all of the Funds upon the following terms and conditions:

1. You are to offer and sell such shares only at the public offering prices that shall be currently in effect, in accordance with the terms of the then current prospectuses and statements of additional information of the Funds subject in each case to the delivery prior to or at the time of such sales of the then current prospectus. You agree to act only as agent in such transactions and nothing in this Agreement shall constitute either of us the agent of the other or shall constitute you or the Fund the agent of the other. In all transactions in these shares between you and us, we are acting as agent for the Fund and not as principal. All orders are subject to acceptance by us and become effective only upon confirmation by us. We reserve the right in our sole discretion to reject any order. The minimum dollar purchase of shares of the Funds shall be the applicable minimum amounts, if any, described in the then current prospectuses and statements of additional information and no order for less than such amounts will be accepted.

2. On each purchase of shares by you from us, the total sales charges and discount to selected dealer, if any, shall be as stated in each Fund's then current prospectus and statement of additional information ("SAI"). For a Fund with a contingent deferred sales charge, you will receive from us (or a paying agent appointed by us) a commission in the amount stated in the Fund's current SAI.

     Such sales charges and discount to selected dealers are subject to reductions under a variety of circumstances as described in each Fund's then current prospectus and statement of additional information. To obtain these reductions, we must be notified when the sale takes place which would qualify for the reduced charge.

     There is no sales charge or discount to selected dealers on the reinvestment of any dividends or distributions.

3. All purchases of shares of a Fund made under any cumulative purchase privilege as set forth in a Fund's then current effective Prospectus shall be considered an individual transaction for the purpose of determining the concession from the public offering price to which you are entitled as set forth in paragraph 2 hereof.

4. As an authorized agent to sell shares of the Fund, you agree to purchase shares of the Funds only through us or from your customers. Purchases through us shall be made only for your own investment purposes or for the purpose of covering purchase orders already received from your customers, and we agree that we will not place orders for the purchase of shares from a Fund except to cover purchase orders already received by us. Purchases from your customers shall be at a price not less than the net asset value quoted by each such Fund at the time of such purchase. Nothing herein contained shall prevent you from selling any shares of a Fund for the account of a record holder to us or to such Fund at the net asset value quoted by us and charging your customer a fair commission for handling the transaction.

5. You agree that you will not withhold placing customers' orders so as to profit yourself as a result of such withholding. You further agree that, with respect to a Fund that offers more than one class of shares, (a) you are responsible for determining which class of that Fund's shares is a suitable investment for your client and (b) with respect to each purchase you represent and warrant such suitability to us.

6. You agree to sell shares of the Funds only (a) to your customers at the public offering prices then in effect or (b) to us as agent for the Funds or to each such Fund itself at the redemption price, as described in each Fund's then current effective Prospectus.

7. Settlement shall be made promptly, but in no case later than the time customary for such payments after our acceptance of the order or, if so specified by you, we will make delivery by draft on you, the amount of which draft you agree to pay on presentation to you. If payment is not so received or made, the right is reserved forthwith to cancel the sale or at our option to resell the shares to the applicable Fund, at the then prevailing net asset value in which latter case you agree to be responsible for any loss resulting to such Fund or to us from your failure to make payment as aforesaid.

8. If any shares sold to you under the terms of this Agreement are repurchased by a Fund or by us as agent, or for the account of that Fund or are tendered to that Fund for purchase at liquidating value under the terms of the Articles of Incorporation or the Agreement and Declaration of Trust or other document governing such Fund within seven (7) business days after the date of confirmation to you of your original purchase order therefor, you agree to pay forthwith to us the full amount of the concession allowed to you on the original sale and we agree to pay such amount to the Fund when received by us. We shall notify you of such repurchase within ten (10) days of the effective date of such repurchase.

9. All sales will be subject to receipt of shares by us from the Funds. We reserve the right in our discretion, without notice to you, to suspend sales or withdraw the offering of shares entirely, or to modify or cancel this Agreement. We will notify you promptly when we become aware that the Funds have suspended sales or withdrawn their offering of shares.

10. From time to time during the term of this Agreement we may make payments to you pursuant to one or more of the distribution and/or service plans adopted by certain of the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act") in consideration of your furnishing distribution and/or shareholder services hereunder with respect to each such Fund (each, a "Plan, " together, the "Plans"). We have no obligation to make any such payments and you hereby waive any such payments until we receive monies therefor from the Fund. Any such payments made pursuant to this Section 10 shall be subject to the following terms and conditions:

     (a) Any such payments shall be in such amounts as we may from time to time advise you in writing but in any event not in excess of the amounts permitted by the plan in effect with respect to each particular Fund and will be based on the dollar amount of Fund shares which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Funds or their agents, designate your firm as the customer's dealer of record. Any such payments shall be in addition to the selling concession, if any, allowed to you pursuant to this Agreement. No such fee will be paid to you with respect to shares purchased by you and redeemed by the funds or by us as agent within seven business days after the dates of confirmation of such purchase.

     (b) The provisions of this Section 10 relate to the plan adopted by a particular Fund pursuant to Rule 12b-1. In accordance with Rule 12b-1, any person authorized to direct the disposition of monies paid or payable by a Fund pursuant to this Section 10 shall provide the Fund's Board, and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. You agree to provide us with such information as requested from time to time in order for us to fulfill our obligations under this Agreement and under the Plans to provide the Boards of the Funds with the required information on at least a quarterly basis.

     (c) (i) In accordance with the Service Plan for N Shares of the Money Market Funds ("Money Funds' N Shares Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"), fees to be paid to you pursuant to the Money Funds' N Shares Plan shall be computed daily and paid monthly at an annual rate of 0.10% of the average daily net asset value of N Shares held by you on behalf of your customers.

          (ii) In accordance with the Service Plan for A Shares of the Funds ("A Shares Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"), fees to be paid to you pursuant to the A Shares Plan shall be computed daily and paid quarterly at an annual rate of up to 0.25% of the average daily net asset value of A Shares held by you on behalf of your customers.

     (d) The provisions of this Section 10 applicable to each Fund shall remain in effect for not more than a year and thereafter for successive annual periods only so long as such continuance is specifically approved at least annually in conformity with Rule 12b-1 and the Act. The provisions of this
     Section 10 shall automatically terminate with respect to a particular Plan, in the event such Plan terminates or is not continued or in the event this Agreement terminates or ceases to remain in effect. In addition, the provisions of this Section 10 may be terminated at any time, without penalty, with respect to any particular Plan by you, by a majority of the Board of a Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the particular Plan or in any agreements related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days' nor less than 30 days' written notice delivered or mailed by registered mail, postage prepaid, to the other party.

11. No person is authorized to make any representations concerning the Funds or shares of the Funds except those contained in each Fund's then current effective Prospectus or Statement of Additional Information and any such information as may be released by a Fund as information supplemental to such Prospectus or Statement of Additional Information. In purchasing shares through us you shall rely solely on the representations contained in each Fund's then current effective prospectus or statement of additional information and supplemental information above-mentioned. In addition, in making Fund shares available to your customers hereunder or in providing investment advice regarding such shares to your customers, you shall at all times act in compliance with the provisions of the Advisers Act and all applicable securities laws and regulations applicable to the marketing and sales of Fund shares.

12. Additional copies of each such Prospectus or Statement of Additional Information and any printed information issued as supplemental to each such Prospectus or Statement of Additional Information will be supplied by us to you in reasonable quantities upon request.

13. We, our affiliates and the Funds shall not be liable for any losses, expenses, damages, costs or other claims arising out of any redemption or exchange pursuant to telephone instructions from any person, or our refusal to execute such instructions for any reason.

14. All notices or other communications hereunder to either party shall be in writing and shall be deemed sufficient if mailed to such party at the address of such party set forth on page 4 of this Agreement or at such other addresses as such party designate by written notice to the other, or by telex, telecopier, or telegram or similar means of same day delivery (with a confirming copy by mail as provided herein).

15. This Agreement may be terminated upon written notice by either party at any time, and shall automatically terminate upon its attempted assignment by you, whether by operation of law or otherwise.

16. You hereby represent that: (a) you are an "investment adviser" as such term is defined in Section 3(a)(6) of the Exchange Act and Section 202(a)(11) of the Advisers Act; (b) you are registered and in good standing (i) under the Advisers Act (or are exempt from registration thereunder) and (ii) in accordance with the laws of any state or other jurisdiction in which registration by you is required; (c) you are, if you are not a natural person, duly organized and validly existing and in good standing under the laws of the jurisdiction in which you were organized; (d) all authorizations (if any) required for your lawful execution of this Agreement and your performance hereunder have been obtained; and (e) upon execution and delivery by us, and assuming due and valid execution and delivery by us, this Agreement will constitute a valid and binding agreement, enforceable against you in accordance with its terms. You agree to give written notice to us promptly in the event that you shall cease to be (1) a registered "investment adviser" pursuant to the requirements of the Advisers Act or exempt from registration thereunder and (2) registered in any state or other jurisdiction in which registration by you is required. In such event, this Agreement shall be automatically terminated.

     If you are offering and selling shares of the Funds in jurisdictions outside the several states, territories, and possessions of the United States and are not otherwise required to be registered, qualified, or a member of the National Association of Securities Dealers, Inc., as set forth above, you nevertheless agree to observe the applicable laws of the jurisdiction in which such offer and/or sale is made, to comply with the full disclosure requirements of the Securities Act of 1933 and the regulations promulgated thereunder, to conduct your business in accordance with the spirit of the Code of Conduct of the National Association of Securities Dealers, Inc. You agree to indemnify and hold the Funds, their investment advisor, and us harmless from loss or damage resulting from any failure on your part to comply with applicable laws. We agree to indemnify you, your officers, directors, employees, and agents, against any loss or damage, including reasonable attorneys' fees, for any material misstatement or omission in the prospectus, statement of additional information, approved sales literature, or approved advertisement for the Funds.


17. You agree to maintain records of all sales of shares made through you and to furnish us with copies of each record on request.

18. This Agreement and all amendments to this Agreement shall take effect with respect to and on the date of any orders placed by you after the date set forth below or, as applicable, after the date of the notice of amendment sent to you by the undersigned. Any amendment to this Agreement may be made unilaterally by us upon written notification to you.

19. This Agreement shall be construed in accordance with the laws of the State of Delaware and shall be binding upon both parties hereto when signed and accepted by you in the space provided below.

PROVIDENT DISTRIBUTORS, INC.
3200 HORIZON DRIVE
KING OF PRUSSIA, PA 19406

_________________________________________
By:                                                 ___________
_________________________________________              Date
Its:



FOR:_____________________________________

_________________________________________
        Address of Principal Office

_________________________________________
           City, State, Zip Code


BY:______________________________________           ___________
           Authorized Signature                        Date

_________________________________________
               Print Name

ITS:_____________________________________
                Title

Dear Sirs:

     As the principal underwriter of shares of certain registered investment companies presently or hereafter managed, advised or administered by Harris Trust and Savings Bank or its affiliates, shares of which companies are distributed by us at their respective net asset values plus sales charges as applicable, pursuant to our Distribution Agreements with such companies (the "Funds"), we invite you to participate as a non-exclusive principal in the distribution of shares of any and all of the Funds upon the following terms and conditions:

1. You are to offer and sell such shares only at the public offering prices which shall be currently in effect, in accordance with the terms of the then current prospectuses and statements of additional information of the Funds subject in each case to the delivery prior to or at the time of such sales of the then current prospectus. You agree to act only as principal in such transactions and nothing in this Agreement shall constitute either of us the agent of the other or shall constitute you or the Fund the agent of the other. In all transactions in these shares between you and us, we are acting as agent for the Fund and not as principal. All orders are subject to acceptance by us and become effective only upon confirmation by us. We reserve the right in our sole discretion to reject any order. The minimum dollar purchase of shares of the Funds shall be the applicable minimum amounts described in the then current prospectuses and statements of additional information and no order for less than such amounts will be accepted.

2. On each purchase of shares by you from us, the total sales charges and discount to selected dealer, if any, shall be as stated in each Fund's then current prospectus and statement of additional information ("SAI"). For a Fund with a contingent deferred sales charge, you will receive from us (or a paying agent appointed by us) a commission in the amount stated in the Fund's current SAI.

     Such sales charges and discount to selected dealers are subject to reductions under a variety of circumstances as described in each Fund's then current prospectus and statement of additional information. To obtain these reductions, we must be notified when the sale takes place which would qualify for the reduced charge.

     There is no sales charge or discount to selected dealers on the reinvestment of any dividends or distributions.

3. All purchases of shares of a Fund made under any cumulative purchase privilege as set forth in a Fund's then current effective prospectus shall be considered an individual transaction for the purpose of determining the concession from the public offering price to which you are entitled as set forth in paragraph 2 hereof.

4. As a member of the selling group, you agree to purchase shares of the Funds only through us or from your customers. Purchases through us shall be made only for your own investment purposes or for the purpose of covering purchase orders already received from your customers, and we agree that we will not place orders for the purchase of shares from

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

     a Fund except to cover purchase orders already received by us. Purchases from your customers shall be at a price not less than the net asset value quoted by each such Fund at the time of such purchase. Nothing herein contained shall prevent you from selling any shares of a Fund for the account of a record holder to us or to such Fund at the net asset value quoted by us and charging your customer a fair commission for handling the transaction.

5. You agree that you will not withhold placing customers' orders so as to profit yourself as a result of such withholding. You further agree that, with respect to a Fund that offers more than one class of shares, (a) you are responsible for determining which class of that Fund's shares is a suitable investment for your client and (b) with respect to each purchase you represent and warrant such suitability to us.

6. You agree to sell shares of the Funds only (a) to your customers at the public offering prices then in effect or (b) to us as agent for the Funds or to each such Fund itself at the redemption price, as described in each Fund's then current effective prospectus.

7. Settlement shall be made promptly, but in no case later than the time customary for such payments after our acceptance of the order or, if so specified by you, we will make delivery by draft on you, the amount of which draft you agree to pay on presentation to you. If payment is not so received or made, the right is reserved forthwith to cancel the sale or at our option to resell the shares to the applicable Fund, at the then prevailing net asset value in which latter case you agree to be responsible for any loss resulting to such Fund or to us from your failure to make payment as aforesaid.

8. If any shares sold to you under the terms of this Agreement are repurchased by a Fund or by us as agent, or for the account of that Fund or are tendered to that Fund for purchase at liquidating value under the terms of the Articles of Incorporation or Declaration of Trust or other document governing such Fund within seven (7) business days after the date of confirmation to you of your original purchase order therefor, you agree to pay forthwith to us the full amount of the concession allowed to you on the original sale and we agree to pay such amount to the Fund when received by us. We shall notify you of such repurchase within ten (10) days of the effective date of such repurchase.

9. All sales will be subject to receipt of shares by us from the Funds. We reserve the right in our discretion without notice to you to suspend sales or withdraw the offering of shares entirely, or to modify or cancel this Agreement.

10. From time to time during the term of this Agreement we may make payments to you pursuant to one or more of the distribution and/or service plans adopted by certain of the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act") in consideration of your furnishing distribution and/or shareholder services hereunder with respect to each such Fund. We have no obligation to make any such payments and you waive any such payments until we receive monies therefor from the Fund. Any such


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

     payments made pursuant to this Section 10 shall be subject to the following terms and conditions:

     (a) Any such payments shall be in such amounts as we may from time to time advise you in writing but in any event not in excess of the amounts permitted by the plan in effect with respect to each particular Fund and will be based on the dollar amount of Fund shares which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Funds or their agents, designate your firm as the customer's dealer of record. Any such payments shall be in addition to the selling concession, if any, allowed to you pursuant to this Agreement. No such fee will be paid to you with respect to shares purchased by you and redeemed by the funds or by us as agent within seven business days after the dates of confirmation of such purchase.

     (b) The provisions of this Section 10 relate to the plan adopted by a particular Fund pursuant to Rule 12b-1. In accordance with Rule 12b-1, any person authorized to direct the disposition of monies paid or payable by a Fund pursuant to this Section 10 shall provide the Fund's Board, and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     (c) (i) In accordance with the Service Plan for N Shares of the Money Market Funds ("Money Funds' N Shares Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"), fees to be paid to you pursuant to the Money Funds' N Shares Plan shall be computed daily and paid monthly at an annual rate of 0.10% of the average daily net asset value of N Shares held by you on behalf of your customers.

          (ii) In accordance with the Service Plan for A Shares of the Funds ("A Shares Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"), fees to be paid to you pursuant to the A Shares Plan shall be computed daily and paid quarterly at an annual rate of up to 0.25% of the average daily net asset value of A Shares held by you on behalf of your customers.

     (d) The provisions of this Section 10 applicable to each Fund shall remain in effect for not more than a year and thereafter for successive annual periods only so long as such continuance is specifically approved at least annually in conformity with Rule 12b-1 and the Act. The provisions of this
     Section 10 shall automatically terminate with respect to a particular Plan, in the event such Plan terminates or is not continued or in the event this Agreement terminates or ceases to remain in effect. In addition, the provisions of this Section 10 may be terminated at any time, without penalty, by either party with respect to any particular Plan or not more than 60 days' nor less than 30 days' written notice delivered or mailed by registered mail, postage prepaid, to the other party.


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

11. No person is authorized to make any representations concerning the Funds or shares of the Funds except those contained in each Fund's then current effective prospectus or statement of additional information and any such information as may be released by a Fund as information supplemental to such prospectus or statement of additional information. In purchasing shares through us you shall rely solely on the representations contained in each Fund's then current effective prospectus or statement of additional information and supplemental information above-mentioned.

12. Additional copies of each such prospectus or statement of additional information and any printed information issued as supplemental to each such prospectus or statement of additional information will be supplied by us to members of the selling group in reasonable quantities upon request.

13. We, our affiliates and the Funds shall not be liable for any loss, expense, damages, costs or other claim arising out of any redemption or exchange pursuant to telephone instructions from any person or our refusal to execute such instructions for any reason.

14. All communications to us shall be sent to us at Provident Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA 19406, Attention: Phil Rinnander. Any notice to you shall be duly given if mailed or telegraphed to you at your address as registered from time to time with the National Association of Securities Dealers, Inc.

15. This Agreement may be terminated upon written notice by either party at any time, and shall automatically terminate upon its attempted assignment by you, whether by operation of law or otherwise.

16. By accepting this Agreement, you represent that you are registered as a broker-dealer under the Securities Exchange Act of 1934, are qualified to act as a dealer in the states or other jurisdictions where you transact business, and are a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"), and you agree that you will maintain such registrations, qualifications, and membership in good standing and in full force and effect throughout the term of this Agreement. You further agree to comply with all applicable Federal laws, the laws of the states or other jurisdictions concerned, and the rules and regulations promulgated thereunder and with the Constitution, By-Laws and Code of Conduct of the NASD, including specifically and without limitation the provisions of Rule of Conduct 2830 of the Rules of Conduct of the NASD, and that you will not offer or sell shares of the Funds in any state or jurisdiction where they may not lawfully be offered and/or sold.

     If you are offering and selling shares of the Funds in jurisdictions outside the several states, territories, and possessions of the United States and are not otherwise required to be registered, qualified, or a member of the National Association of Securities Dealers, Inc., as set forth above you, you nevertheless agree to observe the applicable laws of the jurisdiction in which such offer and/or sale is made, to comply with the full disclosure requirements of the Securities Act of 1933 and the regulations promulgated thereunder, to

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

     conduct your business in accordance with the spirit of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. You agree to indemnify and hold the Funds, their investment advisor, and us harmless from loss or damage resulting from any failure on your part to comply with applicable laws. We agree to indemnify you, your officers, directors, employees, and agents, against any loss or damage, including reasonable attorneys' fees, for any material misstatement or omission in the prospectus, statement of additional information, approved sales literature, or approved advertisement for the Funds.

17. You agree to maintain records of all sales of shares made through you and to furnish us with copies of each record on request.

18. This Agreement and all amendments to this Agreement shall take effect with respect to and on the date of any orders placed by you after the date set forth below or, as applicable, after the date of the notice of amendment sent to you by the undersigned. Any amendment to this Agreement may be made unilaterally by us upon written notification to you.

19. This Agreement shall be construed in accordance with the laws of the State of Delaware and shall be binding upon both parties hereto when signed and accepted by you in the space provided below.


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


FOR PROVIDENT DISTRIBUTORS, INC.
3200 HORIZON DRIVE
KING OF PRUSSIA, PA 19406:

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By:                                                         Date

_____________________________________________________________________
FOR:

_____________________________________________________________________
         Address of Principal Office

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         City                           State           Zip Code


BY:                                  ITS:
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         Authorized Signature               Title                   Date


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         Print Name


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